EXHIBIT 24.1

DURABLE POWER OF ATTORNEY

THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

I, Russell E. Burke, do hereby appoint each of Thomas B. Winmill, Mark C. Winmill, John F. Ramirez, and Russell Kamerman, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1.

execute for and on behalf of the undersigned, in the undersigned’s capacity as an individual, officer and/or director of Global Self Storage, Inc. and any future company or other entity (“Companies”), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933 and all other applicable law (the “Documents”);

2.

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3.

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact’s substitute or substitute’s, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933 or any other applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 7 day of March, 2016.

/s/ Russell E. Burke
Russell E. Burke

STATE OF FLORIDA	)
) ss
COUNTY OF MONROE	)

On March 7, 2016 before me personally came Russell E. Burke, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this

7 day of March, 2016.

/s/ E. Mercer

Notary Public

DURABLE POWER OF ATTORNEY

THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

I, George B. Langa, do hereby appoint each of Thomas B. Winmill, Mark C. Winmill, John F. Ramirez, and Russell Kamerman, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1.

execute for and on behalf of the undersigned, in the undersigned’s capacity as an individual, officer and/or director of Global Self Storage, Inc. and any future company or other entity (“Companies”), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933 and all other applicable law (the “Documents”);

2.

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3.

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact’s substitute or substitute’s, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933 or any other applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 31 day of March, 2016.

/s/ George B. Langa
George B. Langa

STATE OF NEW YORK	)
) ss
COUNTY OF DUTCHES	)

On March 31, 2016 before me personally came George B. Langa, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this

31st day of March, 2016.

/s/ Shawn Borrelli Pratt

Notary Public

DURABLE POWER OF ATTORNEY

THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to Article 5, Title 15 of the New York General Obligations Law:

I, William C. Zachary, do hereby appoint each of Thomas B. Winmill, Mark C. Winmill, John F. Ramirez, and Russell Kamerman, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

1.

execute for and on behalf of the undersigned, in the undersigned’s capacity as an individual, officer and/or director of Global Self Storage, Inc. and any future company or other entity (“Companies”), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933 and all other applicable law (the “Documents”);

2.

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or transfer agent, as appropriate, or similar authority, and

3.

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming such attorney-in-fact, or such attorney-in-fact’s substitute or substitute’s, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933 or any other applicable law.

This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

This Durable Power of Attorney may be revoked by me at any time.

IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of February, 2016.

/s/ William C. Zachary
William C. Zachary

STATE OF NEW YORK	)
) ss
COUNTY OF NEW YORK	)

On February 24th, 2016 before me personally came William C. Zachary, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this

24th day of February, 2016.

/s/ Joseph Casper Shipley

Notary Public